Exhibit 10.7.4

                                 THIRD AMENDMENT
                                       TO
                               FINANCING AGREEMENT

         THIS THIRD AMENDMENT TO FINANCING AGREEMENT (this "Agreement") is made as of the 1st day of June, 1997, by TESSCO TECHNOLOGIES INCORPORATED (sometimes referred to herein as the "Parent"), a corporation organized under the laws of the State of Delaware, TESSCO COMMUNICATIONS INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO INCORPORATED, a corporation organized under the laws of the State of Delaware, TESSCO FINANCIAL CORPORATION, a corporation organized under the laws of the State of Delaware, NATIONAL AIRTIME CORPORATION, a corporation organized under the laws of the State of Delaware, WIRELESS SOLUTIONS INCORPORATED, a corporation organized under the laws of the State of Maryland, (each of the foregoing corporations, jointly and severally, collectively, the "Original Borrower") and CARTWRIGHT COMMUNICATIONS COMPANY, a corporation organized under the laws of the State of Delaware ("Cartwright"), jointly and severally (the Original Borrower and Cartwright collectively, the "Borrower"), and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

         A. The Borrower and the Lender are parties to a Financing Agreement dated March 31, 1995 (the same as amended by First Amendment to Financing Agreement dated September 26, 1996, by Second Amendment to Financing Agreement dated February 28, 1997, and as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements between the Borrower and the Lender with respect to the "Loans" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $15,000,000.

         B. The Borrower and the Lender have entered into an AutoBorrow Service Agreement dated the same date as this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "AutoBorrow Service Agreement") and wish to amend the Financing Agreement as set forth in this Agreement to provide that $5,000,000 of the Revolving Credit Facility shall serve as the "Line of Credit" (as that term is defined in the AutoBorrow Service Agreement).

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower and the Lender agree as follows:

         1. The Borrower and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         2. The Borrower represents and warrants to the Lender as follows:

            (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and has the power and authority to own its property and to carry on its business in each jurisdiction in which the Borrower does business;

            (b) The Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate action to authorize the execution, delivery and performance of this Agreement;

            (c) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents to which the Borrower is a party remain in full force and effect, and each constitutes the valid and legally binding obligation of Borrower, enforceable in accordance with its terms;

            (d) All of Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents to which the Borrower is a party are true and correct on and as of the date of Borrower's execution of this Agreement; and

            (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

         3. The Financing Agreement is hereby amended as follows:

            (a) Section 1.1 of the Financing Agreement is hereby amended adding the following:

                "AutoBorrow Service Agreement" means that certain AutoBorrow Service Agreement dated _______, 1997, between the Borrower and the Lender, as amended, modified, restated, substituted, extended and renewed at any time and from time to time.

                "AutoBorrow Advances" means that portion of the Revolving Loans which have been advanced under the


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

         terms of the AutoBorrow Service Agreement and pursuant to the terms of
         Section 2.1.2(b) of this Agreement.

                      "Other Advances" means advances under the Revolving Credit Facility other than AutoBorrow Advances.

                  (b) Section 2.1.2 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                       2.1.2 Procedure for Making Advances Under the Revolving Loan; Lender Protection Loans

                              (a) The Borrower may borrow under the Revolving Credit Commitment on any Business Day.

                              (b) Up to Five Million Dollars ($5,000,000) of the Revolving Loans at any time outstanding may be advanced under the terms, in the amounts and at the times provided in the AutoBorrow Service Agreement. References in the AutoBorrow Service Agreement to the "Line of Credit" shall mean that portion of the Revolving Credit Facility.

                              (c) Other Advances under the Revolving Loan shall be deposited to the Borrower's demand deposit account with the Lender or shall be otherwise applied as directed by the Borrower, which direction the Lender may require to be in writing. No later than 10:00 a.m. (Baltimore time) on the date of the requested borrowing, the Borrower shall give the Lender oral or written notice (a "Loan Notice") of the amount of the requested borrowing. Any oral Loan Notice shall be confirmed in writing by the Borrower within three (3) Business Days after the making of the requested Revolving Loan. In addition, the Borrower hereby irrevocably authorizes the Lender at any time and from time to time, without further request from or notice to the Borrower, to make advances under the Revolving Loan to cover principal of, and/or interest on, the Loan, the Obligations, and/or Enforcement Costs, prior to, on, or after the termination of other advances under this Agreement, regardless of whether the outstanding principal amount of the Revolving Loan which the Lender may make hereunder exceeds the Revolving Credit Committed Amount. In the event the Borrower chooses the LIBOR Rate under the Revolving Loan Rate, the Borrower shall give the Lender three (3) days prior written notice thereof.


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


                  (c) Section 2.1.3 of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                      2.1.3. Revolving Credit Note. The obligation of the Borrower to pay the Revolving Loan with interest shall be evidenced by two promissory notes (as from time to time extended, amended, restated, supplemented or otherwise modified, collectively the "Revolving Credit Note"), one of which shall be in the amount of $10,000,000, shall be in substantially in the form of EXHIBIT "A-1" attached hereto and made a part hereof, with appropriate insertions, and shall evidence the Other Advances; and the other shall be in the amount of $5,000,000, shall be in substantially in the form of EXHIBIT "A-2" attached hereto and made a part hereof, with appropriate insertions, and shall evidence the AutoBorrow Advances. The Revolving Credit Note shall be payable to the order of the Lender at the times provided in the Revolving Credit Note, and shall be in the aggregate principal amount of the Revolving Credit Committed Amount. The Borrower acknowledges and agrees that, if the outstanding principal balance of the Revolving Loan outstanding from time to time exceeds the aggregate face amount of the Revolving Credit Note, the excess shall bear interest at the rates provided from time to time for advances under the Revolving Loan evidenced by the Revolving Credit Note and shall be payable, with accrued interest, ON DEMAND. The Revolving Credit Note shall not operate as a novation of any of the Obligations or nullify, discharge, or release any such Obligations or the continuing contractual relationship of the parties hereto in accordance with the provisions of this Agreement.

                  (d) Section 2.2.1(c) of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                      (c) The term "Revolving Loan Rate" shall mean for outstanding AutoBorrow Advances the LIBOR Base Rate (as determined daily by the Lender assuming an


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


         Interest Period of 30 days and adjusted automatically, without notice, as of the effective date of any change to the LIBOR Base Rate) plus 125 basis points. The term "Revolving Loan Rate" shall mean for outstanding Other Advance the Base Rate or the LIBOR Rate for such Revolving Loan as chosen by the Borrower in writing prior to the making of such Revolving Loan in accordance with the terms and conditions of this Agreement, including the following basis points (the "Applicable Margin"), based upon the Borrower's reaching and maintaining the following corresponding Fixed Charges Coverage Ratios as determined by the Lender from the Borrower's financial statements delivered in accordance with Section 5.1.1 hereof:

           ---------------------------------------------------------- ---------------------- -----------------------
                                                                      Applicable Margin for  Applicable Margin for
                                      Ratio                                LIBOR Loans          Base Rate Loans
           ---------------------------------------------------------- ---------------------- -----------------------
           If the Borrower's Fixed Charges Coverage Ratio is                   125                      0
           greater than 2.0 to 1.0
           ---------------------------------------------------------- ---------------------- -----------------------
           If the Borrower's Fixed Charges Coverage Ratio is                   150                      0
           greater than or equal to 1.75 to 1.0, but less than 2.0
           to 1.0
           ---------------------------------------------------------- ---------------------- -----------------------
           If the Borrower's Fixed Charges Coverage Ratio is less              175                     25
           than 1.75 to 1.0
           ---------------------------------------------------------- ---------------------- -----------------------

           The initial Fixed Charges Coverage Ratio is assumed to be greater than 2.0 to 1.0. Upon the determination of the Fixed Charges Coverage Ratio at the end of each of the Borrower's fiscal quarters (beginning on the fiscal quarter ending March, 1997), the corresponding Revolving Loan Rate shall be in effect commencing with the first day of the month following the receipt of the applicable financial statements of the Borrower and continuing through and including the next determination of the Fixed Charges Coverage Ratio. Provided, however, in the event that the Borrower fails to timely provide the


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


                  Lender with the financial statements required by Section 5.1.1 hereof, then the Lender may in good faith determine the Fixed Charges Coverage Ratio and the Borrower may choose the corresponding Revolving Loan Rate set forth above.


                  (e) Section 2.2.5(a) of the Financing Agreement is hereby deleted in its entirety and substituted therefor is the following:

                  (a) Without implying any limitation on the grace period set forth in Section 6.1.1 of this Agreement, unpaid and accrued interest on Other Advances which consist of a Base Rate Loan, and all unpaid and accrued interest on AutoBorrow Advances, shall be paid monthly, in arrears, on the first day of each calendar month, commencing on the first such date after the date of this Agreement, and on the first day of each calendar month thereafter, and at maturity (whether by acceleration, declaration, extension or otherwise).

         4. At the time this Agreement is executed and delivered, the Borrower shall execute and deliver the Revolving Credit Note in substantially the forms attached to this Agreement as EXHIBIT A-1 and EXHIBIT A-2, which amends and restates the Revolving Credit Note. References in this Agreement, the Financing Agreement and the other Financing Documents to the "Revolving Credit Note" shall mean the Revolving Credit Note as so amended and restated.

         5. The Borrower hereby ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

         6. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel.

         7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrower agrees that the Lender may rely on a


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

telecopy of any signature of the Borrower. The Lender agrees that the Borrower may rely on a telecopy of this Agreement executed by the Lender.

         IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement under seal as of the date and year first written above on the pages which follow.

WITNESS:                            TESSCO TECHNOLOGIES INCORPORATED



                                    By: /s/ Gerald T. Garland      (Seal)
-------------------------              ----------------------------
                                       Gerald T. Garland
                                       Treasurer

WITNESS:                            TESSCO COMMUNICATIONS INCORPORATED



                                   By: /s/ Gerald T. Garland      (Seal)
-------------------------              ----------------------------
                                       Gerald T. Garland
                                       Treasurer

WITNESS:                            TESSCO INCORPORATED



                                   By: /s/ Gerald T. Garland      (Seal)
-------------------------              ----------------------------
                                       Gerald T. Garland
                                       Treasurer

WITNESS:                            TESSCO FINANCIAL CORPORATION



                                   By: /s/ Gerald T. Garland      (Seal)
-------------------------              ----------------------------
                                       Gerald T. Garland
                                       Treasurer


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


WITNESS:                            NATIONAL AIRTIME CORPORATION



                                   By: /s/ Gerald T. Garland      (Seal)
-------------------------              ----------------------------
                                       Gerald T. Garland
                                       Treasurer

WITNESS:                            WIRELESS SOLUTIONS INCORPORATED



                                   By: /s/ Gerald T. Garland      (Seal)
-------------------------              ----------------------------
                                       Gerald T. Garland
                                       Treasurer

WITNESS:                            CARTWRIGHT COMMUNICATIONS COMPANY



                                   By: /s/ Gerald T. Garland      (Seal)
-------------------------              ----------------------------
                                       Gerald T. Garland
                                       Treasurer

WITNESS:                            NATIONSBANK, N.A.



                                   By: /s/ Thomas O. Holland      (Seal)
-------------------------              ----------------------------
                                       Thomas O. Holland
                                       Vice President